Intangible Assets (Details) - Schedule of Intangible Assets, Net - USD ($)	Apr. 30, 2023	Oct. 31, 2022
At Cost:
Financial software	$ 15,914	$ 17,710
Domain name	2,792	2,643
Total cost, net	18,706	17,711
Less: Accumulated Amortization	6,696	5,318
Total, net	$ 12,010	$ 12,393